EXHIBIT 10.2

                              EMPLOYMENT AGREEMENT


      AGREEMENT made as of the 27th day of February, 2002 by and between DELTA FINANCIAL CORPORATION, a Delaware corporation (the "Corporation"), and Hugh Miller (the "Executive").

                              W I T N E S S E T H:
     In  consideration  of  the   representations,   warranties  and  conditions
contained herein, the parties hereto agree as follows:


     1. POSITION AND RESPONSIBILITIES

     1.1. The Executive shall serve in an executive capacity as Chief Executive Officer and President of the Corporation. The Executive shall perform such functions and undertake such responsibilities as are customarily associated with such capacity. The Executive shall hold such directorships and executive officerships in the Corporation and any subsidiary to which, from time to time, he may be elected or appointed during the term of this Agreement.

     1.2. The Executive shall devote his full time and best efforts to the business and affairs of the Corporation and to the promotion of its interests.

     1.3. The principal executive offices of the Corporation shall be maintained in Long Island, New York and the Executive shall not be required to relocate outside of Long Island, New York without his consent.

     2. TERM OF EMPLOYMENT

     2.1. The term of employment shall be five years, commencing with the date hereof, unless sooner terminated as provided in this Agreement. The initial term of employment and any extension thereof is herein referred to as the "Term."

     2.2. Notwithstanding the provisions of Section 2.1 hereof, the Corporation shall have the right, on written notice to the Executive, to terminate the Executive's employment for Reasonable Cause, such termination to be effective as of the date on which notice is given or as of such later date otherwise specified in the notice.

     2.3. For purposes of this Agreement, the term "Reasonable Cause" shall mean any of the following actions by the Executive: (a) failure to comply with any of the material terms of this Agreement, which shall not be cured within 30 days after the Executive's receipt of written notice from the Board of Directors; (b) engagement in gross misconduct injurious to the Corporation or an affiliate of the Corporation, which shall not be cured within 30 days after the Executive's receipt of written notice from the Board of Directors; (c) knowing and willful neglect or refusal to attend to the material duties reasonably assigned to him by the Board of Directors, which shall not be cured within 30 days after the Executive's receipt of written notice from the Board of Directors; (d) intentional misappropriation of property of the Corporation or an affiliate of the Corporation to the Executive's own use; (e) the commission by the Executive of an act of embezzlement; (f) Executive's conviction for a felony or if criminal penalties are imposed on Executive relating to any individual income taxes due and owing by Executive; or (g) Executive's engaging in any activity which would constitute a material conflict of interest with the Corporation which shall not be cured within 30 days after the Executive's receipt of written notice from the Board of Directors. If the provisions contained in subsections
(a), (b), (c) or (g) above cannot be cured within 30 days due to the nature of the breach, the cure period shall then be extended for a reasonable period of time; provided, however, the Executive undertakes and continues in good faith to cure the same.

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     2.4. No later than six months prior to the end of the Term, the Corporation and the Executive shall meet to discuss the terms and conditions of an extension of the Term. If the Term of this Agreement shall not be extended by the Corporation for at least one year under fair and reasonable terms, having due regard for industry employment practices relating to executives of corporations of the size and character of the Corporation, then (unless waived by the Executive pursuant to clause (c) of Section 5.2 hereof), at the end of the Term the Corporation shall pay as severance pay to the Executive (1) his annual salary at the rate in effect as of the termination, plus (2) an amount equal to the average of his annual bonuses over the last five years. All such payments
shall  be  made  within   fifteen  days  of  such   termination.   In  addition,
notwithstanding any waiver of severance pay under clause (c) of Section 5.2 hereof, for a period of one year following such termination, the Corporation shall provide the Executive all benefits (including medical coverage) which may be in effect at such time which are generally available to other senior executives of the Corporation or its subsidiaries. The Executive shall only be entitled to such health benefits as long as he is in compliance with the provisions of Section 5 below, to the extent applicable. Health benefits otherwise receivable by the Executive pursuant to this Section 2.4 shall be reduced to the extent comparable benefits are actually available to the Executive during such period from a subsequent Employer.

     2.5. If the Executive's employment with the Corporation shall be terminated
(a) by the Corporation other than pursuant to Sections 2.2, 4.1 or 4.2 hereof or
(b) by the Executive for Good Reason (as defined herein), then the Corporation shall pay to the Executive as severance an amount equal to the product of (1) the lesser of (A) the remaining Term in years plus 1, multiplied by 100% or (B) 299%, multiplied by (2) the last five years' average annual compensation as calculated in accordance with Section 280G of the Internal Revenue Code of

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1986, as amended (the "Code").  All such payments  shall be made within  fifteen days of such termination. In addition, for the balance of the Term following such termination (or for a period of one year following such termination, if greater), the Corporation shall provide the Executive all benefits (including medical coverage) which may be in effect at such time which are generally available to other senior executives of the Corporation or its subsidiaries; provided, however that the Executive shall only be entitled to such payments and benefits as long as he is in compliance with the provisions of Section 5 below, to the extent applicable. Health benefits otherwise receivable by the Executive pursuant to this Section 2.5 shall be reduced to the extent comparable benefits are actually available to the Executive during such period from a subsequent Employer. The Executive shall have the right for a period of 30 days after the occurrence of a Good Reason event to terminate this Agreement for Good Reason.

     2.6. For purposes of this Section, "Good Reason" shall mean any of the following, which occurs subsequent to the date of this Agreement:

     (i)  the  Corporation   materially   changes  the  Executive's  duties  and
responsibilities to a level materially below those normally associated with the position held by the Executive on the date hereof.

     (ii) a reduction by the Corporation of the Executive's base salary as then in effect, without the Executive's written consent, or the Corporation's failure to increase the Executive's base salary at least annually as provided by Section 3.1(a).

     (iii) a   relocation  or an  actual  change  in the  Executive's  place  of employment outside of Long Island, New York without Executive's prior consent.

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     (iv) prior to a Change in Control,  failure of the  Corporation to continue to maintain the same medical benefit plans covering the Executive as are made available to other senior executives of the Corporation.

     (v) any material breach by the Corporation of any provision of this Agreement which shall not be cured within 30 days after the Board of Directors' receipt of written notice from the Executive;

     (vi) any failure by the Corporation to obtain the assumption of this Agreement by any successor entity.

3.  COMPENSATION

     3.1. (a) The Corporation shall pay or cause Delta Funding Corporation to pay to the Executive for the services to be rendered by the Executive hereunder a salary at the rate of $350,000 per annum. The salary shall be payable in equal installments in accordance with the Corporation's normal payroll practices. Such salary will be reviewed at least annually and shall be increased (but not decreased) by the Board of Directors of the Corporation in such amount as determined in its sole discretion, provided, however, that the salary each year shall be increased by no less than 5% percent over the annual salary then in effect for the prior year.

          (b) In addition, at the discretion of the Compensation Committee of the Board of Directors (the "Compensation Committee"), after consideration of the Corporation's actual performance relative to its financial and operational objectives for any particular period, and the performance of the Executive, as well as such other factors deemed appropriate by the Compensation Committee in its discretion, the Corporation may also pay the Executive an annual bonus with respect to each fiscal year of the Corporation. Such Bonus, if any, may be paid in cash, in shares of Delta Financial Corporation's Common Stock, par value $.01 per share

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(the "Common  Stock") or in any  combination of cash and shares of Common Stock, as determined in the discretion of the Compensation Committee. Nothing herein contained shall, however, obligate the Corporation to pay any annual bonus to the Executive, it being understood that any such bonus shall be in the sole discretion of the Compensation Committee and that the amount thereof, if any, may vary depending upon actual performance of the Corporation and the Executive as determined in the discretion of the Board.

          (c) In addition to the Bonus described in Section 3.1(b), the Corporation may pay the Executive at the Board of Directors' discretion additional cash bonuses. Nothing set forth in this Section 3.1(c) shall, however, obligate the Corporation to pay any bonus described in this Section 3.1(c) to the Executive, it being understood that any such bonus shall be in the sole discretion of the Board of Directors and that the amount thereof, if any, may vary depending upon actual performance of the Corporation and the Executive as determined in the discretion of the Board.

          (d) On the date of this Agreement, the Executive shall be granted non-qualified stock options pursuant to Delta Financial Corporation's 1996 Stock Option Plan (the "1996 Option Plan") to purchase the following shares of Common Stock, at the following prices per share: (i) fifty thousand (50,000) shares at an amount equal to the greater of $1.00 per share or the closing price of the Common Stock on the Over the Counter Bulletin Board on the date hereof, (ii) fifty thousand (50,000) shares at an amount equal to the greater of $1.50 per share or the closing price of the Common Stock on the Over the Counter Bulletin Board on the date hereof, (iii) fifty thousand (50,000) shares at an amount equal to the greater of $2.00 per share or the closing price of the Common Stock on the Over the Counter Bulletin Board on the date hereof, (iv) fifty thousand (50,000) shares at an amount equal to the greater of $2.50 per share or

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the closing price of the Common Stock on the Over the Counter  Bulletin Board on
the date hereof, and (v) fifty thousand (50,000) shares at an amount equal to the greater of $3.00 per share or the closing price of the Common Stock on the Over the Counter Bulletin Board on the date hereof. All of the foregoing options shall vest 20% per year and have a term of seven years.

     3.2. The Executive shall be entitled to participate in, and receive benefits from, any insurance, medical, disability, bonus, incentive compensation (including additional grants of non- qualified stock options under any of Delta's Stock Option Plans, as determined by the Corporation) or other employee benefit plan, if any are adopted, of the Corporation or any subsidiary which may be in effect at any time during the course of his employment by the Corporation and which shall be generally available to the Executive on terms no less favorable than to other senior executives of the Corporation or its subsidiaries. The Corporation agrees to reimburse Executive for all medical costs and expenses incurred by him which are not covered by the Corporation's group medical plans, up to an aggregate maximum amount of $100,000 per annum, upon submission of appropriate and itemized documentation.

     3.3. The Corporation agrees to pay the Executive a car allowance of $1,000 per month.

     3.4. The Corporation agrees to reimburse the Executive for all reasonable and necessary business expenses incurred by him on behalf of the Corporation in the course of his duties hereunder upon the presentation by the Executive of appropriate vouchers therefor.

     3.5. The Executive will be entitled each year of this Agreement to a paid vacation of five weeks, no more than half of which can be carried forward to future years.

     3.6. The Corporation agrees to obtain life insurance for the Executive in an amount of at least $1,000,000, with the Executive to have right to name the beneficiar(ies)

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thereof. Upon termination of this Agreement,  the Executive shall have the right to cause the Corporation to assign such life insurance policy to the Executive or his designee at no cost to the Executive, except that Executive shall pay the Corporation an amount equal to the cash surrender value of the policy, if any, and Executive shall be responsible for any premiums due thereon after the balance of the Term of this Agreement.

     3.7. Upon termination of this Agreement for Cause or due to death or incapacity of the Executive (as defined in Section 4.1), the Executive (or his estate) shall be entitled to all unpaid compensation (including pro-rata Bonus) and benefits accrued to the date of termination.

     3.8. The Executive shall not be required to mitigate damages or the amount of any payment provided to him under this Agreement by seeking other employment or otherwise.

     3.9. If the Executive's employment with the Corporation shall be terminated by the Corporation due to death or incapacity of the Executive (as defined in
Section 4.1), then, effective upon the date of termination, all stock options and restricted stock held by the Executive beneficially (in trust or otherwise) and/or of record, including, without limitation, all stock options and restricted stock held in trust for the benefit of the Executive in any Key Employee Share Option Plan, or similar plan, as may be established at the Corporation's discretion, shall vest and become immediately exercisable (and in the case of stock options, shall remain exercisable by the Executive or his estate for one year following such termination).

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     4. INCAPACITY; DEATH

     4.1. If, during the period of employment hereunder, because of illness or other incapacity, the Executive shall fail for a period of 120 consecutive days, or for shorter periods aggregating more than 120 days during any twelve month period, to render the services contemplated hereunder, then the Corporation, at its option, may terminate the term of employment hereunder, upon not less than 30 days written notice from the Corporation to the Executive, effective on the 30th day after giving of such notice; PROVIDED, HOWEVER, that no such termination will be effective if prior to the 30th day after giving such notice, the Executive's illness or incapacity shall have terminated and he shall be physically and mentally able to perform the services required hereunder.

     4.2. In the event of the death of the Executive during the term hereof, the employment hereunder shall terminate on the date of death of the Executive.

     4.3. The Corporation (or its designee) shall have the right to obtain for its benefit an appropriate life insurance policy on the life of the Executive, naming the Corporation (or its designee) as the beneficiary. If requested by the Corporation, the Executive agrees to cooperate with the Corporation in obtaining such policy.

     4.4. In the event the employment of Executive is terminated by the Corporation as the result of the death or incapacity of the Executive, the Corporation agrees to make a payment to the Executive (or his estate) within 15 days of such termination equal to the Executive's annual salary in effect as of the date of such termination, plus the average of his annual bonuses over the last five years, less the amount of employer-paid disability insurance received by Executive under his benefit plan. In addition, if termination occurs as a result of Executive's incapacity, the Corporation will continue to pay for a period of time equal to the remaining Term of this

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Agreement the premiums on the  $1,000,000 of life insurance  policies  presently maintained by the Corporation on Executive's life for the benefit of Executive's designated beneficiary.

     5. OTHER ACTIVITIES DURING EMPLOYMENT; NON-COMPETITION; SOLICITATION.

     5.1. The Executive shall not during the Term of this Agreement undertake or engage in other employment, occupation or business enterprise. Subject to compliance with the provisions of this Agreement, the Executive may engage in reasonable activities with respect to personal investments of the Executive.

     5.2. During the Term of this Agreement, and for a period of one year after the Executive leaves the employ of the Corporation, in the event that (a) the Corporation terminates the Executive's employment with the Corporation pursuant to Sections 2.2 or 4.1, (b) the Executive terminates his employment with the Corporation for any reason other than Good Reason following a Change in Control or (c) the Executive does not agree to extend the Term of this Agreement upon the expiration thereof after the Corporation shall have offered the Executive an extension of Term of this Agreement pursuant to Section 2.4 hereof under fair and reasonable terms, having due regard for industry employment practices relating to executives of corporations of the size and character of the Corporation (unless, in the case of this clause (c), the Executive in writing irrevocably waives and relinquishes all right to the severance payment described in Section 2.4 hereof), then:

          5.2.1 Neither the Executive nor any entity in which he may be interested as a partner, trustee, director, officer, employee, shareholder, option holder, lender of money, guarantor or consultant, shall be engaged directly or indirectly in any business engaged in by the Corporation, or any subsidiary, in any area where the Corporation, or any subsidiary, conducts such business at any time during this Agreement; provided however, that the foregoing shall not

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be deemed to prevent the Executive from investing in securities if such class of securities in which the investment is so made is listed on a national securities exchange or is issued by a company registered under Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"), so long as such investment holdings do not, in the aggregate, constitute more than 5% of the voting stock of any company's securities; and

          5.2.2 The Executive shall not solicit (or assist or encourage the solicitation of) any employee of the Corporation or any of its subsidiaries or affiliates to work for Executive or for any business, firm corporation or other entity in which the Executive, directly or indirectly, in any capacity described in Section 5.2 hereof, participates or engages (or expects to participate or engage) or has (or expects to have) a financial interest or management position.

     5.3. The Executive shall not at any time during this Agreement or after the termination hereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined). Any records of Confidential Information prepared by the Executive or which come into Executive's possession during this Agreement are and remain the property of the Corporation and upon termination of Executive's employment all such records and copies thereof shall be either left with or returned to the Corporation.

     5.4 The term "Confidential Information" shall mean information disclosed to the Executive or known, learned, created or observed by him as a consequence of or through his employment by the Corporation, not generally known in the relevant trade or industry, about the Corporation's or any of its subsidiaries' or affiliates' business activities, services and processes, including but not limited to information concerning advertising, sales promotion, publicity, sales

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data, research, finances, accounting, methods, processes, business plans, broker or correspondent lists and records and potential broker or correspondent lists and records.

     6. CHANGE IN CONTROL.

     6.1. For purposes hereof, a "Change in Control" shall be deemed to have occurred if (a) during any period of 12 months, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute a majority thereof unless the election, or the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period, (b) a person or group of persons acting in concert (as defined in Section 13 (a) of the Exchange Act), other than one or more members of the Miller Family (hereinafter defined), acquires beneficial ownership, within the meaning of Rule 13 (d) (3) of the Rules and Regulations of the United States Securities and Exchange Commission promulgated pursuant to the Exchange Act, of a number of voting shares of the Corporation which constitutes 50% or more of the Corporation's outstanding voting shares, (c) the Corporation is merged, consolidated or reorganized into or with another corporation or another legal entity and, as a result of such merger, consolidation or reorganization, less than 50% of the combined voting power of the then-outstanding securities of such corporation or entity immediately after such transaction is held in the aggregate by the holders of the combined voting power of the securities of the Corporation entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction, or (d) the Corporation undergoes a liquidation or dissolution or, in one or more transactions occurring within a consecutive 12-month period, a sale of all or substantially all of the assets of the Corporation. No merger, consolidation or corporate reorganization in which the owners of the combined voting

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power of the Corporation's then outstanding  voting securities  entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities shall, by itself, be considered a Change in Control.

          6.1.1. For purposes of this Agreement, the term "Miller Family" shall mean Hugh Miller, Marc E. Miller, Sidney Miller and Lee Miller, any of their respective spouses or lineal descendants, or any trust the beneficial interests of which are held by such persons.

     6.2. If, upon a Change in Control, as defined under Section 6, the Executive's employment with the Corporation is terminated by the Corporation, or the Executive terminates his employment with the Corporation for Good Reason (as defined in Section 2.6), in each case within a twenty-four (24) month period following a Change in Control (each a "Change in Control Termination"), the Executive shall be entitled to the following severance compensation and benefits in lieu of any payments which would otherwise be payable under Section 2.5;


          (a) within 15 days of the date of the Change in Control Termination (the "Change in Control Termination Date"), the Corporation shall pay the Executive all amounts of earned or accrued compensation through the Executive's termination date, including reasonable business expenses;

          (b) within 15 days of the Change in Control Termination Date, the Corporation shall pay the Executive as severance and in lieu of any further compensation for periods subsequent to the Change in Control Termination Date an amount equal to the product of (1) 299%, multiplied by (2) the last five years' average annual compensation as calculated in accordance with Section 280G of the Code; and

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          (c) the Corporation  shall continue on behalf of the Executive and his dependents and beneficiaries the life insurance, disability, medical, dental, prescription drug and hospitalization coverages and benefits provided to the Executive immediately prior to the Change in Control Termination Date or, if greater, the coverages and benefits generally provided at any time thereafter by the Corporation to its senior officers for the remaining Term of this Agreement following the Change in Control Termination Date. Health benefits otherwise receivable by the Executive pursuant to this Section 6.2 shall be reduced to the extent comparable benefits are actually available to the Executive during such period from a subsequent Employer.

     6.3. Executive shall not be required to mitigate the amount of any payment provided for in this Section 6 by seeking employment or otherwise.

     6.4 Upon the occurrence of a Change in Control, all stock options and restricted stock held by the Executive beneficially (in trust or otherwise)
and/or of record, including, without limitation, all stock options and restricted stock held in trust for the benefit of the Executive in any Key Employee Share Option Plan, or similar plan, as may be established at the Corporation's discretion, shall vest and become immediately exercisable on the date of the Change in Control (and in the case of stock options, shall remain exercisable by the Executive until the termination date stated in the related stock option certificates).

     6.5. In the event that any payment or benefit received or to be received by Executive in connection with a Change in Control of the Corporation or the termination of Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Corporation, any person whose actions result in a Change in Control or any person affiliated with the corporation or such person) (collectively the "Total

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Payments")  would not be deductible (in whole or in part) as a result of Section
280G of the Code, by the Corporation, an affiliate or other person making such payment or providing such benefit, the payments or benefits shall be so reduced until no portion of the Total Payments is not deductible. Executive shall be entitled to elect which payments or benefits shall be so reduced. For purposes of this limitation, (1) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the date of payment shall be taken into account, (2) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Corporation and acceptable to the Executive does not constitute a "parachute payment" within the meaning of Section 280G (b) (2) of the Code, and (3) the value of any noncash benefit or deferred payment or benefit included in the Total Payments shall be determined by the Corporation's independent auditors in accordance with the principles of Section 280(d) (3) and (4) of the Code.

     7. ASSIGNMENT. The Corporation shall require any successor or assign to all or substantially all the assets of the Corporation (whether by merger or by acquisition of stock, assets or otherwise) prior to consummation of any transaction therewith, to expressly assume and agree to perform in writing this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession or assignment had taken place. This Agreement shall inure to the benefit of and be binding upon the Corporation, its successors and assigns, and upon the Executive and his heirs, executors, administrators and legal representatives. This Agreement shall not be assignable by the Executive.

     8. NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except as provided in Section 7 hereof.

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     9.  HEADINGS.  The  headings  of  the  sections  hereof  are  inserted  for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

     10. INTERPRETATION. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held by a court of competent jurisdiction to be unenforceable because it is excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

     11. NOTICES. All notices under this Agreement shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, addressed to the address below stated party to which notice is given, or to such changed address as such party may have fixed by notice given as set forth herein:

                     To the Corporation:

            Delta Financial Corporation
            1000 Woodbury Road
            Suite 200
            Woodbury, New York 11797
            Attn: General Counsel

                  And

            To the Executive:

            Hugh Miller
            14 Eagle Chase

            Woodbury, NY 11797

provided, however, that any notice of change of address shall be effective only upon receipt.

     12. WAIVERS. If either party should waive any breach of any provision of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

     13. COMPLETE AGREEMENT; AMENDMENTS. The foregoing is the entire agreement of the parties with respect to the subject matter hereof and may not be amended, supplemented, canceled or discharged except by written instrument executed by both parties hereto.

     14. EQUITABLE REMEDIES. The Executive acknowledges that he has been employed for his unique talents and that his leaving the employ of the Corporation would seriously hamper the business of the Corporation and that the Corporation will suffer irreparable damage if any provisions of Section 5 hereof are not performed strictly in accordance with their terms or are otherwise breached. The Executive hereby expressly agrees that the Corporation shall be entitled as a matter of right to injunctive or other equitable relief, in addition to all other remedies permitted by law, to prevent a breach or violation by the Executive and to secure enforcement of the provisions of
Section 5. Resort to such equitable relief, however, shall not constitute a waiver or any other rights or remedies, which the Corporation may have.

     15. GOVERNING  LAW.   This  Agreement is to be governed by and construed in
accordance   with   the laws  of the State of New York, without giving effect to principles of conflicts of law.

                               [Signature Page Immediately Follows]

              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement as the date first above written.

                                          DELTA FINANCIAL CORPORATION
                                          By: /S/ RICHARD BLASS
                                              --------------------------
                                          Name: Richard Blass
                                          Title: Executive Vice President


                                          /S/ HUGH MILLER
                                          ------------------------------
                                          HUGH MILLER

EXHIBIT 10.4
                              EMPLOYMENT AGREEMENT


     AGREEMENT made as of the 24th day of September, 2001 by and between DELTA FINANCIAL CORPORATION, a Delaware corporation (the "Corporation"), and Randall
F. Michaels (the "Executive").

                              W I T N E S S E T H:
     In  consideration  of  the   representations,   warranties  and  conditions
contained herein, the parties hereto agree as follows:

     1. POSITION AND RESPONSIBILITIES

     1.1. The Executive shall serve in an executive capacity as Executive Vice President of the Corporation. The Executive shall perform such functions and undertake such responsibilities as are customarily associated with such capacity. The Executive shall hold such directorships and executive officerships in the Corporation and any subsidiary to which, from time to time, he may be elected or appointed during the term of this Agreement.

     1.2. The Executive shall devote his full time and best efforts to the business and affairs of the Corporation and to the promotion of its interests.

     2. TERM OF EMPLOYMENT

     2.1 The term of employment shall be two years, commencing with the date hereof, unless sooner terminated as provided in this Agreement. The initial term of employment and any extension thereof is herein referred to as the "Term."

     2.2. Notwithstanding the provisions of Section 2.1 hereof, the Corporation shall have the right, on written notice to the Executive, to terminate the Executive's employment for Reasonable Cause, such termination to be effective as of the date on which notice is given or as of such later date otherwise specified in the notice.

     2.3. For purposes of this Agreement, the term "Reasonable Cause" shall mean any of the following actions by the Executive: (a) failure to comply with any of the material terms of this Agreement; (b) engagement in gross misconduct injurious to the Corporation or an affiliate of the Corporation; (c) knowing and willful neglect or refusal to attend to the material duties reasonably assigned to him by the Board of Directors or the President of the Corporation; (d) intentional misappropriation of property of the Corporation or an affiliate of the Corporation to the Executive's own use; (e) the commission by the Executive of an act of embezzlement; (f) Executive's conviction for a felony or if criminal penalties are imposed on Executive relating to any individual income taxes due and owing by Executive; or (g) Executive's engaging in any activity which would constitute a material conflict of interest with the Corporation or an affiliate of the Corporation.

     2.4. If the Executive's employment with the Corporation shall be terminated by the Corporation other than pursuant to Sections 2.2, 4.1 or 4.2 hereof, then the Corporation shall pay to the Executive: (a) if such termination occurs within the first (1st) year of the Term of this Agreement, the sum of (i) one
(1) year's salary, less withholding and payroll taxes and (ii) twelve times the average commissions per month earned by the Executive pursuant to this Agreement over the six calendar months immediately preceding the date of termination, less withholding and payroll taxes, or (b) if such termination occurs after the first year of the Term of this Agreement, an amount equal to the sum of (i) the lesser of six month's salary and the total salary due over the remaining Term, in each case less withholding and payroll taxes and (ii) six times the average commissions per month earned by the Executive pursuant to this Agreement over the six calendar months immediately preceding the date of termination, less withholding and payroll taxes. Any payments made under clause (a)(i) or (b)(i) of this Section 2.4 shall be based upon the Executive's salary as it existed immediately prior to such termination, and any payments made under clause
(a)(i), (b)(i), (b)(i) or (b)(ii) of this Section 2.4 shall be paid in equal installments over the six months following any such termination; provided, however that the Executive shall only be entitled to such payments under either clause (a) or clause (b) of this Section 2.4 as long as he is in compliance with the provisions of Section 5 below.

     3. COMPENSATION

     3.1 (a) The Corporation shall pay or cause Delta Funding Corporation to pay to the Executive for the services to be rendered by the Executive hereunder a salary at the rate of $200,000 per annum. The salary shall be payable in equal installments in accordance with the Corporation's normal payroll practices. Such salary will be reviewed at least annually and shall be increased (but not decreased) by the Board of Directors of the Corporation in such amount as determined in its sole discretion.

          (b) In addition to the salary, the Corporation will pay to the Executive commissions and bonuses as agreed to by the Executive and the Corporation in writing from time to time.

          (c) In addition, the Corporation may also pay the Executive an annual bonus with respect to each fiscal year of the Corporation, either on an "ad hoc" basis or pursuant to a bonus plan or arrangement as may be established at the Corporation's discretion for Executive Vice Presidents of this Corporation. Nothing herein contained shall, however, obligate the Corporation to pay any annual bonus to the Executive, it being understood that any such bonus shall be in the sole discretion of the Board of Directors and that the amount thereof, if any, may vary depending upon actual performance of the Corporation and the Executive as determined in the discretion of the Board.

          (d) On the date hereof, the Executive shall be granted a non-qualified option pursuant to the terms of Delta Financial Corporation's 1996 Stock Option Plan to purchase 100,000 shares of Delta Financial Corporation Common Stock, par value $.01 per share (the "Common Stock") at a price per share equal to the greater of $0.50 and the closing price of the Common Stock on the Over the Counter Bulletin Board on September 24, 2001, which option shall have a term of five years and shall vest 20% per year.

     3.2. The Executive shall be entitled to participate in, and receive benefits from, any insurance, medical, disability, bonus, incentive compensation (including grants of non- qualified stock options under Delta's 1996 Stock Option Plan, as determined by the Corporation) or other employee benefit plan, if any are adopted, of the Corporation or any subsidiary which may be in effect at any time during the course of his employment by the Corporation and which shall be generally available to the Executive on terms no less favorable than to other senior executives of the Corporation or its subsidiaries.

     3.3. Upon the occurrence of a Change in Control (as defined herein), all stock options held by the Executive beneficially (in trust or otherwise) and/or of record shall vest and become immediately exercisable on the date of the Change of Control. For purposes of this Section 3.3, the term "Change of Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Section 13 (d) and 14 (d) (2) of the Securities Exchange Act of 1934), becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities, (ii) during any period of 12 months, individuals who at the beginning of such period constitute the

Board of Directors of the Corporation cease for any reason to constitute a majority thereof unless the election, or the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or (iii) a person (as defined in clause (i) above) acquires (or, during the 12-month period ending on the date of the most recent acquisition by such person or group or persons, has acquired) all or substantially all of the Corporation's assets.

     3.4. The Corporation agrees to reimburse the Executive for all reasonable and necessary business expenses incurred by him on behalf of the Corporation in the course of his duties hereunder upon the presentation by the Executive of appropriate vouchers therefor.

     3.5. The Executive will be entitled each year of this Agreement to a paid vacation of four weeks.

     3.6. Upon termination of this Agreement for Reasonable Cause or due to the death or incapacity of the Executive (as defined in Section 4.1), the Executive shall be entitled to all compensation and benefits accrued and unpaid up to the date of termination.

     3.7. The Executive shall not be required to mitigate damages or the amount of any payment provided to him under this Agreement by seeking other employment or otherwise.

     3.8. Nothing contained herein shall prohibit the Board of Directors of the Corporation, in its sole discretion, from increasing the compensation payable to the Executive pursuant to this Agreement and/or making available to the Executive other benefits in addition to those to which the Executive is entitled hereunder.

     4. INCAPACITY; DEATH

     4.1 If, during the period of employment hereunder, because of illness or other incapacity, the Executive shall fail for a period of 90 consecutive days, or for shorter periods aggregating more than 90 days during any twelve month period, to render the services contemplated hereunder, then the Corporation, at its option, may terminate the term of employment hereunder, upon not less than 30 days written notice from the Corporation to the Executive, effective on the 30th day after giving of such notice; PROVIDED, HOWEVER, that no such termination will be effective if prior to the 30th day after giving such notice, the Executive's illness or incapacity shall have terminated and he shall be physically and mentally able to perform the services required hereunder and shall be performing such services.

     4.2 In the event of the death of the Executive during the term hereof, the employment hereunder shall terminate on the date of death of the Executive.

     4.3. The Corporation (or its designee) shall have the right to obtain for its benefit an appropriate life insurance policy on the life of the Executive, naming the Corporation (or its designee) as the beneficiary. If requested by the Corporation, the Executive agrees to cooperate with the Corporation in obtaining such policy.

     4.4. In the event the employment of Executive is terminated by the Corporation as the result of the death or incapacity of the Executive, the Corporation agrees to continue to pay the Executive (or his estate) one year's salary at his then rate of salary, less withholding and payroll taxes, plus twelve times the average commissions per month earned by the Executive pursuant to the Commission Agreement over the six calendar months immediately preceding the date of termination, less withholding and payroll taxes. Any payments made under this Section 4.4 shall be paid in equal installments over a period of one year after such termination.

     5. OTHER ACTIVITIES DURING EMPLOYMENT; NON-COMPETITION; SOLICITATION.

     5.1. The Executive shall not during the term of this Agreement undertake or engage in other employment, occupation or business enterprise. Subject to compliance with the provisions of this Agreement, the Executive may engage in reasonable activities with respect to personal investments of the Executive.

     5.2 During the Term of this Agreement, and for the Restricted Period (hereinafter defined), if any, neither the Executive nor any entity in which he may be interested as a partner, trustee, director, officer, employee, shareholder, option holder, lender of money, guarantor or consultant, shall be engaged directly or indirectly in any business engaged in by the Corporation in any area where the Corporation, or any subsidiary, conducts such business at any time during this Agreement; provided however, that the foregoing shall not be deemed to prevent the Executive from investing in securities if such class of securities in which the investment is so made is listed on a national securities exchange or is issued by a company registered under Section 12(g) of the Securities Exchange Act of 1934, so long as such investment holdings do not, in the aggregate, constitute more than 5% of the voting stock of any company's securities. For purposes of this Section 5.2, the term "Restricted Period" shall mean : (i) in the event that the Corporation terminates the Executive's employment with the Corporation pursuant to Section 4.1 at any time during the Term of this Agreement, or the Executive terminates his employment with the Corporation for any reason, a period of one year after the Executive leaves the employ of the Corporation. The Restricted Period shall not be in effect if the Executive's employment is terminated pursuant to Section 2.2 or 2.4 hereof.

     5.3. During his employment with the Corporation, and, in the event that the Executive terminates his employment with the Corporation for any reason during the Term of this Agreement, for a period of one year after Executive leaves the Corporation's employ, the Executive will not at any time solicit (or assist or encourage the solicitation of) any employee of the Corporation or any of its subsidiaries or affiliates to work for Executive or for any business, firm corporation or other entity in which the Executive, directly or indirectly, in any capacity described in Section 5.2 hereof, participates or engages (or expects to participate or engage) or has (or expects to have) a financial interest or management position. This Section 5.3 shall not be in effect if the Corporation terminates Executive's employment for any reason.

     5.4. The Executive shall not at any time during this Agreement or after the termination hereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined). Any records of Confidential Information prepared by the Executive or which come into Executive's possession during this Agreement are and remain the property of the Corporation and upon termination of Executive's employment all such records and copies thereof shall be either left with or returned to the Corporation.

     5.5. The term "Confidential Information" shall mean information disclosed to the Executive or known, learned, created or observed by him as a consequence of or through his employment by the Corporation, not generally known in the relevant trade or industry, about the Corporation's or any of its subsidiaries' or affiliates' business activities, services and processes, including but not limited to information concerning advertising, sales promotion, publicity, sales data, research, finances, accounting, methods, processes, business plans, broker or correspondent lists and records and potential broker or correspondent lists and records.

     6. ASSIGNMENT. The Corporation shall require any successor or assign to all or substantially all the assets of the Corporation (whether by merger or by acquisition of stock, assets or otherwise) prior to consummation of any transaction therewith, to expressly assume and agree to perform in writing this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession or assignment had taken place. This Agreement shall inure to the benefit of and be binding upon the Corporation, its successors and assigns, and upon the Executive and his heirs, executors, administrators and legal representatives. This Agreement shall not be assignable by the Executive.

     7. NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except as provided in Section 7 hereof.

     8. HEADINGS. The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

     9. INTERPRETATION. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held by a court of competent jurisdiction to be unenforceable because it is excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

     10. NOTICES. All notices under this Agreement shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, addressed to the address below stated party to which notice is given, or to such changed address as such party may have fixed by notice:

            To the Corporation:
            Delta Financial Corporation
            1000 Woodbury Road
            Suite 200
            Woodbury, New York 11797
            Attn: President

                  And

            To the Executive:

            Randall F. Michaels
            114 Asharoken Road
            Northport, NY 11768

provided, however, that any notice of change of address shall be effective only upon receipt.

     11. WAIVERS. If either party should waive any breach of any provision of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

     12. COMPLETE AGREEMENT; AMENDMENTS. The foregoing is the entire agreement of the parties with respect to the subject matter hereof and may not be amended, supplemented, canceled or discharged except by written instrument executed by both parties hereto.

     13. EQUITABLE REMEDIES. The Executive acknowledges that he has been employed for his unique talents and that his leaving the employ of the Corporation would seriously hamper the business of the Corporation and that the Corporation will suffer irreparable damage if any provisions of Section 5 hereof are not performed strictly in accordance with their terms or are otherwise breached. The Executive hereby expressly agrees that the Corporation shall be entitled to seek injunctive or other equitable relief, in addition to all other remedies permitted by law, to prevent a breach or violation by the Executive and to secure enforcement of the provisions of Section 5. Resort to such equitable relief, however, shall not constitute a waiver or any other rights or remedies, which the Corporation may have.

     14. GOVERNING LAW. This Agreement is to be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as the date first above written.

                                          DELTA FINANCIAL CORPORATION

                                          By:/S/ HUGH MILLER
                                             --------------------------
                                          Name: Hugh Miller
                                          Title:   President and CEO



                                          /S/ RANDALL F. MICHAELS
                                          ------------------------
                                          RANDALL F. MICHAELS

EXHIBIT 10.5
                              EMPLOYMENT AGREEMENT


      AGREEMENT made as of the 27th day of February, 2002 by and between DELTA FINANCIAL CORPORATION, a Delaware corporation (the "Corporation"), and Richard Blass (the "Executive").
                              W I T N E S S E T H:
     In consideration of the representations, warranties and conditions contained herein, the parties hereto agree as follows:

     1. POSITION AND RESPONSIBILITIES

     1.1. The Executive shall serve in an executive capacity as Chief Financial Officer and Executive Vice President of the Corporation. The Executive shall perform such functions and undertake such responsibilities as are customarily associated with such capacity. The Executive shall hold such directorships and executive officerships in the Corporation and any subsidiary to which, from time to time, he may be elected or appointed during the term of this Agreement.

     1.2. The Executive shall devote his full time and best efforts to the business and affairs of the Corporation and to the promotion of its interests.

     1.3. The principal executive offices of the Corporation shall be maintained in Long Island, New York and the Executive shall not be required to relocate outside of Long Island, New York without his consent.

     2. TERM OF EMPLOYMENT

     2.1 The term of employment shall be three years, commencing with the date hereof, unless sooner terminated as provided in this Agreement. The initial term of employment and any extension thereof is herein referred to as the "Term."

     2.2. Notwithstanding the provisions of Section 2.1 hereof, the Corporation shall have the right, on written notice to the Executive, to terminate the Executive's employment for Reasonable Cause, such termination to be effective as of the date on which notice is given or as of such later date otherwise specified in the notice.

     2.3. For purposes of this Agreement, the term "Reasonable Cause" shall mean any of the following actions by the Executive: (a) failure to comply with any of the material terms of this Agreement, which shall not be cured within 30 days after the Executive's receipt of written notice from the Board of Directors; (b) engagement in gross misconduct injurious to the Corporation or an affiliate of the Corporation, which shall not be cured within 30 days after the Executive's receipt of written notice from the Board of Directors; (c) knowing and willful neglect or refusal to attend to the material duties reasonably assigned to him by the Board of Directors, which shall not be cured within 30 days after the Executive's receipt of written notice from the Board of Directors; (d) intentional misappropriation of property of the Corporation or an affiliate of the Corporation to the Executive's own use; (e) the commission by the Executive of an act of embezzlement; (f) Executive's conviction for a felony or if criminal penalties are imposed on Executive relating to any individual income taxes due and owing by Executive; or (g) Executive's engaging in any activity which would constitute a material conflict of interest with the Corporation which shall not be cured within 30 days after the Executive's receipt of written notice from the Board of Directors. If the provisions contained in subsections
(a), (b), (c) or (g) above cannot be cured within 30 days due to the nature of the breach, the cure period shall then be extended for a reasonable period of time; provided, however, the Executive undertakes and continues in good faith to cure the same.

                                       2

     2.4. If the Executive's employment with the Corporation shall be terminated
(a) by the Corporation other than pursuant to Sections 2.2, 4.1 or 4.2 hereof or
(b) by the Executive for Good Reason (as defined herein), then the Corporation shall pay to the Executive as severance an amount equal to the product of (1) the lesser of (A) the remaining Term in years plus 1, multiplied by 100% or (B) 299%, multiplied by (2) the last five years' average annual compensation as calculated in accordance with Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). All such payments shall be made within fifteen days of such termination. In addition, for the balance of the Term following such termination (or for a period of one year following such termination, if greater), the Corporation shall provide the Executive all benefits (including medical coverage) which may be in effect at such time which are generally available to other senior executives of the Corporation or its subsidiaries; provided, however that the Executive shall only be entitled to such payments and benefits as long as he is in compliance with the provisions of Section 5 below, to the extent applicable. Health benefits otherwise receivable by the Executive pursuant to this Section 2.5 shall be reduced to the extent comparable benefits are actually available to the Executive during such period from a subsequent Employer. The Executive shall have the right for a period of 30 days after the occurrence of a Good Reason event to terminate this Agreement for Good Reason.

     2.5. For purposes of this Section, "Good Reason" shall mean any of the following, which occurs subsequent to the date of this Agreement:

     (i)  the  Corporation   materially   changes  the  Executive's  duties  and
responsibilities to a level materially below those normally associated with the position held by the Executive on the date hereof;

                                       3

     (ii) a reduction by the Corporation of the Executive's base salary as then in effect, without the Executive's written consent;

     (iii) a relocation or an actual change in the Executive's place of employment outside of Long Island, New York without Executive's prior consent;

     (iv) prior to a Change in Control, failure of the Corporation to continue to maintain the same medical benefit plans covering the Executive as are made available to other senior executives of the Corporation;

     (v) any material breach by the Corporation of any provision of this Agreement which shall not be cured within 30 days after the Board of Directors' receipt of written notice from the Executive;

     (vi) any failure by the Corporation to obtain the assumption of this Agreement by any successor entity.

     2.6 If Executive's employment with the Corporation shall be terminated prior to July 1, 2003 (a) by the Corporation pursuant to Section 2.2 hereof, or
(b) by the Executive other than for Good Reason, Executive shall immediately reimburse the Corporation One Hundred Fifty Thousand ($150,000.00) dollars of the sign-up bonus paid under Section 3.1(e) of his prior employment agreement with the Corporation, dated July 1, 1999. Should the Executive fail to make such reimbursement within 15 days of his termination, the Corporation may offset the $150,000.00 due to it against any severance payments that may be owing to the Executive pursuant to Section 2.4.

     3. COMPENSATION

     3.1 (a) The Corporation shall pay or cause Delta Funding Corporation to pay to the Executive for the services to be rendered by the Executive hereunder a salary at the rate of

                                       4

$300,000 per annum. The salary shall be payable in equal installments in accordance with the Corporation's normal payroll practices. Such salary will be reviewed at least annually and shall be increased (but not decreased) by the Board of Directors of the Corporation in such amount as determined in its sole discretion.

          (b) In addition, at the discretion of the Compensation Committee of the Board of Directors (the "Compensation Committee"), after consideration of the Corporation's actual performance relative to its financial and operational objectives for any particular period, and the performance of the Executive, as well as such other factors deemed appropriate by the Compensation Committee in its discretion, the Corporation may also pay the Executive an annual bonus with respect to each fiscal year of the Corporation. Such Bonus, if any, may be paid in cash, in shares of Delta Financial Corporation's Common Stock, par value $.01 per share (the "Common Stock") or in any combination of cash and shares of Common Stock, as determined in the discretion of the Compensation Committee. Nothing herein contained shall, however, obligate the Corporation to pay any annual bonus to the Executive, it being understood that any such bonus shall be in the sole discretion of the Compensation Committee and that the amount thereof, if any, may vary depending upon actual performance of the Corporation and the Executive as determined in the discretion of the Board.

          (c) In addition to the Bonus described in Section 3.1(b), the Corporation may pay the Executive at the Board of Directors' discretion additional cash bonuses. Nothing set forth in this Section 3.1(c) shall, however, obligate the Corporation to pay any bonus described in this Section 3.1(c) to the Executive, it being understood that any such bonus shall be in the sole discretion of the Board of Directors and that the amount thereof, if any, may vary depending

                                       5

upon actual performance of the Corporation and the Executive as determined in the discretion of the Board.

          (d) On the date of this Agreement, the Executive shall be granted non-qualified stock options pursuant to Delta Financial Corporation's 1996 Stock Option Plan (the "1996 Option Plan") to purchase 100,000 shares of Common Stock, at a price per share equal to the per share closing price of the Common Stock on the Over the Counter Bulletin Board on the date hereof. The foregoing options shall vest 20% per year and have a term of seven years.

     3.2. The Executive shall be entitled to participate in, and receive benefits from, any insurance, medical, disability, bonus, incentive compensation (including additional grants of non- qualified stock options under any of Delta's Stock Option Plans, as determined by the Corporation) or other employee benefit plan, if any are adopted, of the Corporation or any subsidiary which may be in effect at any time during the course of his employment by the Corporation and which shall be generally available to the Executive on terms no less favorable than to other senior executives of the Corporation or its subsidiaries. The Corporation agrees to reimburse Executive for all medical costs and expenses incurred by him which are not covered by the Corporation's group medical plans, up to an aggregate maximum amount of $100,000 per annum, upon submission of appropriate and itemized documentation.

     3.3. The Corporation agrees to pay the Executive a car allowance of $1,000 per month.

     3.4. The Corporation agrees to reimburse the Executive for all reasonable and necessary business expenses incurred by him on behalf of the Corporation in the course of his duties hereunder upon the presentation by the Executive of appropriate vouchers therefor.

                                       6

     3.5. The Executive will be entitled each year of this Agreement to a paid vacation of four weeks, no more than half of which can be carried forward to future years.

     3.6. Upon termination of this Agreement for Cause or due to death or incapacity of the Executive (as defined in Section 4.1), the Executive (or his estate) shall be entitled to all unpaid compensation (including pro-rata Bonus) and benefits accrued to the date of termination.

     3.7. The Executive shall not be required to mitigate damages or the amount of any payment provided to him under this Agreement by seeking other employment or otherwise.

     3.8. If the Executive's employment with the Corporation shall be terminated by the Corporation due to death or incapacity of the Executive (as defined in
Section 4.1), then, effective upon the date of termination, all stock options and restricted stock held by the Executive beneficially (in trust or otherwise) and/or of record, including, without limitation, all stock options and restricted stock held in trust for the benefit of the Executive in any Key Employee Share Option Plan, or similar plan, as may be established at the Corporation's discretion, shall vest and become immediately exercisable (and in the case of stock options, shall remain exercisable by the Executive or his estate for one year following such termination).

                                       7

     4. INCAPACITY; DEATH

     4.1 If, during the period of employment hereunder, because of illness or other incapacity, the Executive shall fail for a period of 120 consecutive days, or for shorter periods aggregating more than 120 days during any twelve month period, to render the services contemplated hereunder, then the Corporation, at its option, may terminate the term of employment hereunder, upon not less than 30 days written notice from the Corporation to the Executive, effective on the 30th day after giving of such notice; PROVIDED, HOWEVER, that no such termination will be effective if prior to the 30th day after giving such notice, the Executive's illness or incapacity shall have terminated and he shall be physically and mentally able to perform the services required hereunder.

     4.2 In the event of the death of the Executive during the term hereof, the employment hereunder shall terminate on the date of death of the Executive.

     4.3. The Corporation (or its designee) shall have the right to obtain for its benefit an appropriate life insurance policy on the life of the Executive, naming the Corporation (or its designee) as the beneficiary. If requested by the Corporation, the Executive agrees to cooperate with the Corporation in obtaining such policy.

     4.4. In the event the employment of Executive is terminated by the Corporation as the result of the death or incapacity of the Executive, the Corporation agrees to make a payment to the Executive (or his estate) within 15 days of such termination equal to the Executive's annual salary in effect as of the date of such termination.

     5. OTHER ACTIVITIES DURING EMPLOYMENT; NON-COMPETITION; SOLICITATION.

     5.1. The Executive shall not during the Term of this Agreement undertake or engage in other employment, occupation or business enterprise. Subject to compliance with the

                                       8

provisions of this Agreement, the Executive may engage in reasonable activities with respect to personal investments of the Executive.

     5.2 During the Term of this Agreement, and for a period of one year after the Executive leaves the employ of the Corporation, in the event that (a) the Corporation terminates the Executive's employment with the Corporation pursuant to Sections 2.2 or 4.1, or (b) the Executive terminates his employment with the Corporation for any reason other than Good Reason following a Change in Control, then:
          5.2.1 Neither the Executive nor any entity in which he may be interested as a partner, trustee, director, officer, employee, shareholder, option holder, lender of money, guarantor or consultant, shall be engaged directly or indirectly in any business engaged in by the Corporation, or any subsidiary, in any area where the Corporation, or any subsidiary, conducts such business at any time during this Agreement; provided however, that the foregoing shall not be deemed to prevent the Executive from investing in securities if such class of securities in which the investment is so made is listed on a national securities exchange or is issued by a company registered under Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"), so long as such investment holdings do not, in the aggregate, constitute more than 5% of the voting stock of any company's securities; and

          5.2.2 The Executive shall not solicit (or assist or encourage the solicitation of) any employee of the Corporation or any of its subsidiaries or affiliates to work for Executive or for any business, firm corporation or other entity in which the Executive, directly or indirectly, in any capacity described in Section 5.2 hereof, participates or engages (or expects to participate or engage) or has (or expects to have) a financial interest or management position.

                                       9

     5.3. The Executive shall not at any time during this Agreement or after the termination hereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined). Any records of Confidential Information prepared by the Executive or which come into Executive's possession during this Agreement are and remain the property of the Corporation and upon termination of Executive's employment all such records and copies thereof shall be either left with or returned to the Corporation.

     5.4 The term "Confidential Information" shall mean information disclosed to the Executive or known, learned, created or observed by him as a consequence of or through his employment by the Corporation, not generally known in the relevant trade or industry, about the Corporation's or any of its subsidiaries' or affiliates' business activities, services and processes, including but not limited to information concerning advertising, sales promotion, publicity, sales data, research, finances, accounting, methods, processes, business plans, broker or correspondent lists and records and potential broker or correspondent lists and records.

     6. CHANGE IN CONTROL.

     6.1 For purposes hereof, a "Change in Control" shall be deemed to have occurred if (a) during any period of 12 months, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute a majority thereof unless the election, or the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period, (b) a person or group of persons acting in concert (as defined in Section 13 (a) of the Exchange Act), other than one or more members of the Miller Family (hereinafter defined), acquires beneficial ownership, within the meaning of

                                       10

Rule 13 (d) (3) of the Rules and Regulations of the United States Securities and Exchange Commission promulgated pursuant to the Exchange Act, of a number of voting shares of the Corporation which constitutes 50% or more of the
Corporation's outstanding voting shares, (c) the Corporation is merged, consolidated or reorganized into or with another corporation or another legal entity and, as a result of such merger, consolidation or reorganization, less than 50% of the combined voting power of the then-outstanding securities of such corporation or entity immediately after such transaction is held in the aggregate by the holders of the combined voting power of the securities of the
Corporation  entitled to vote  generally  in the  election of  directors  of the
Corporation immediately prior to such transaction, or (d) the Corporation undergoes a liquidation or dissolution or, in one or more transactions occurring within a consecutive 12-month period, a sale of all or substantially all of the assets of the Corporation. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities shall, by itself, be considered a Change in Control.

          6.1.1 For purposes of this Agreement, the term "Miller Family" shall mean Hugh Miller, Marc E. Miller, Sidney Miller and Lee Miller, any of their respective spouses or lineal descendants, or any trust the beneficial interests of which are held by such persons.

     6.2. If, upon a Change in Control, as defined under Section 6, the Executive's employment with the Corporation is terminated by the Corporation, or the Executive terminates his employment with the Corporation for Good Reason (as defined in Section 2.6), in each case within a twenty-four (24) month period following a Change in Control (each a "Change in

                                       11

Control Termination"), the Executive shall be entitled to the following severance compensation and benefits in lieu of any payments which would otherwise be payable under Section 2.5;

          (a) within 15 days of the date of the Change in Control Termination (the "Change in Control Termination Date"), the Corporation shall pay the Executive all amounts of earned or accrued compensation through the Executive's termination date, including reasonable business expenses;

          (b) within 15 days of the Change in Control Termination Date, the Corporation shall pay the Executive as severance and in lieu of any further compensation for periods subsequent to the Change in Control Termination Date an amount equal to the product of (1) 299%, multiplied by (2) the last five years' average annual compensation as calculated in accordance with Section 280G of the Code; and
          (c) the Corporation shall continue on behalf of the Executive and his dependents and beneficiaries the life insurance, disability, medical, dental, prescription drug and hospitalization coverages and benefits provided to the Executive immediately prior to the Change in Control Termination Date or, if greater, the coverages and benefits generally provided at any time thereafter by the Corporation to its senior officers for the remaining Term of this Agreement following the Change in Control Termination Date. Health benefits otherwise receivable by the Executive pursuant to this Section 6.2 shall be reduced to the extent comparable benefits are actually available to the Executive during such period from a subsequent Employer.

     6.3. Executive shall not be required to mitigate the amount of any payment provided for in this Section 6 by seeking employment or otherwise.

                                       12

     6.4 Upon the occurrence of a Change in Control, all stock options and restricted stock held by the Executive beneficially (in trust or otherwise)
and/or of record, including, without limitation, all stock options and restricted stock held in trust for the benefit of the Executive in any Key Employee Share Option Plan, or similar plan, as may be established at the Corporation's discretion, shall vest and become immediately exercisable on the date of the Change in Control (and in the case of stock options, shall remain exercisable by the Executive until the termination date stated in the related stock option certificates).

     6.5. In the event that any payment or benefit received or to be received by Executive in connection with a Change in Control of the Corporation or the termination of Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Corporation, any person whose actions result in a Change in Control or any person affiliated with the corporation or such person) (collectively the "Total Payments") would not be deductible (in whole or in part) as a result of Section 280G of the Code, by the Corporation, an affiliate or other person making such payment or providing such benefit, the payments or benefits shall be so reduced until no portion of the Total Payments is not deductible. Executive shall be entitled to elect which payments or benefits shall be so reduced. For purposes of this limitation, (1) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the date of payment shall be taken into account, (2) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Corporation and acceptable to the Executive does not constitute a "parachute payment" within the meaning of Section 280G (b) (2) of the Code, and (3) the value of any noncash benefit or deferred payment or benefit included in the Total

                                       13

Payments shall be determined by the Corporation's independent auditors in accordance with the principles of Section 280(d) (3) and (4) of the Code.

     7. ASSIGNMENT. The Corporation shall require any successor or assign to all or substantially all the assets of the Corporation (whether by merger or by acquisition of stock, assets or otherwise) prior to consummation of any transaction therewith, to expressly assume and agree to perform in writing this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession or assignment had taken place. This Agreement shall inure to the benefit of and be binding upon the Corporation, its successors and assigns, and upon the Executive and his heirs, executors, administrators and legal representatives. This Agreement shall not be assignable by the Executive.

     8. NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except as provided in Section 7 hereof.

     9. HEADINGS. The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

     10. INTERPRETATION. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held by a court of competent jurisdiction to be unenforceable because it is excessively broad as to duration, geographical scope, activity or

                                       14

subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

     11. NOTICES. All notices under this Agreement shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, addressed to the address below stated party to which notice is given, or to such changed address as such party may have fixed by notice given as set forth herein:
                    To the Corporation:
            Delta Financial Corporation
            1000 Woodbury Road
            Suite 200
            Woodbury, New York 11797
            Attn: General Counsel

                  And

            To the Executive:

            Richard Blass
            22 Wharton Place
            Melville, NY 11747

provided, however, that any notice of change of address shall be effective only upon receipt.

     12. WAIVERS. If either party should waive any breach of any provision of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

     13. COMPLETE AGREEMENT; AMENDMENTS. The foregoing is the entire agreement of the parties with respect to the subject matter hereof and may not be amended, supplemented, canceled or discharged except by written instrument executed by both parties hereto. This Agreement shall supercede and replace any and all prior agreements between the parties, including that certain agreement dated July 1, 1999, as amended.

                                       15

     14. EQUITABLE REMEDIES. The Executive acknowledges that he has been employed for his unique talents and that his leaving the employ of the Corporation would seriously hamper the business of the Corporation and that the Corporation will suffer irreparable damage if any provisions of Section 5 hereof are not performed strictly in accordance with their terms or are otherwise breached. The Executive hereby expressly agrees that the Corporation shall be entitled as a matter of right to injunctive or other equitable relief, in addition to all other remedies permitted by law, to prevent a breach or violation by the Executive and to secure enforcement of the provisions of
Section 5. Resort to such equitable relief, however, shall not constitute a waiver or any other rights or remedies, which the Corporation may have.

     15. GOVERNING LAW. This Agreement is to be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as the date first above written.
                                          DELTA FINANCIAL CORPORATION
                                          By:/S/ HUGH MILLER
                                             ---------------------------
                                          Name: Hugh Miller
                                          Title:   President


                                          RICHARD BLASS
                                          ------------------------------
                                          RICHARD BLASS

EXHIBIT 10.10



                            NINTH AMENDMENT TO LEASE


      THIS AGREEMENT made the 16th day of February, 2001, by and between THE TILLES INVESTMENT COMPANY, having offices at 7600 Jericho Turnpike, Woodbury, New York 11797, hereinafter referred to as the "LANDLORD" and DELTA FUNDING CORPORATION, having offices at 1000 Woodbury Road, Woodbury, New York 11797, hereinafter referred to as the "TENANT".

                                   WITNESSETH

      WHEREAS, the parties have heretofore on or about the 1st day of November, 1993, entered into a certain Agreement of Lease, which was amended the 20th day January, 1994, the 23rd day of March, 1994, the 8th day of December, 1995 (3rd Amendment), the 8th day of December, 1995 (4th Amendment), the 4th day of March, 1996, the 28th day of August, 1997, the 29th day of October, 1997 and the 2nd day of April, 1998, for certain premises located at 1000 Woodbury Road, Woodbury, New York and

      NOW, THEREFORE, in consideration of One Dollar and other good and valuable consideration, each in hand paid to the other, the receipt whereof is hereby acknowledged and in further consideration of the mutual covenants contained herein, it is agreed as follows:

      FIRST: Commencing November 1, 2000, the TENANT has surrendered 11,800 square feet on the third (3rd) floor as noted in the Floor Plan attached hereto as Exhibit "A", making TENANT'S total square footage on the third (3rd) floor 46,637 square feet.

      SECOND: Commencing November 1, 2000, the TENANT has surrendered 3,530 square feet on the second (2nd) floor as noted in the Floor Plan attached hereto as Exhibit "B", making TENANT'S total square footage on the second (2nd) floor 33,925 square feet.

      THIRD: Commencing November 1, 2000, the TENANT has surrendered all square footage on the fourth floor in 1000 Woodbury Road, Woodbury, New York 11797.

      FOURTH: In addition to all payments of Annual Basic Rent and additional rent as set forth in the Lease, TENANT agrees to pay LANDLORD, as an item of additional rent, the sum of $233,524.42 in nineteen (19) equal monthly installments of 12,290.76 commencing on February 1, 2001 through September 1, 2002. This represents all monies due from TENANT through October 31, 2000.

      FIFTH: Commencing the 1st day of November, 2000, TENANT shall occupy 80,562 square feet on the second (2nd) and third (3rd) floors of said building and shall pay an Annual Basic Rent in equal monthly installments, based upon the following schedule:

TERM                    ANNUAL BASIC RENT        MONTHLY BASIC RENT
----                    -----------------        ------------------
11/01/00 - 03/31/01          $1,812,645.00            $151,053.75
04/01/01 - 03/31/02          $1,876,631.36            $156,385.94
04/01/02 - 03/31/03          $1,942,876.44            $161,906.37
04/01/03 - 03/31/04          $2,011,459.97            $167,621.66
04/01/04 - 03/01/05          $2,081,861.06            $173,488.42
04/01/05 - 03/01/06          $2,155,350.75            $179,612.56
04/01/06 - 03/01/07          $2,231,434.63            $185,952.88
04/01/07 - 03/01/08          $2,310,204.27            $192,517.02

This rent schedule amends and supersedes all previous schedules as set forth in the Lease as amended.

     SIXTH: Section "Third" of the Eighth Amendment to Lease shall be changed to read as follows: " . . . rentable area of the Demised Premises (i.e., 80,562 sq. ft.) . . . form a part (i.e., 230,000 sq. ft.), i.e., 35.02%."

                                       2

     SEVENTH: Section "Fourth" of the Eighth Amendment to Lease shall be changed to read as follows: " . . . TENANT'S Energy Base = $153,067.80 . . ."

     EIGHTH: Section "Fifth" of the Eighth Amendment to Lease shall be changed to read as follows: ". . . pay the sum of $153,067.80 per year in equal monthly installments of $12,755.65 in advance . . ."

     NINTH: The foregoing provisions are intended to modify said lease only in the foregoing respects and such modifications and the terms hereof as herein set forth are to be strictly construed. It is further agreed that, except as hereinabove provided, all of the terms, covenants and conditions of said lease dated the 1st day of November, 1993, and amended the 20th day of January, 1994, the 23rd day of March, 1994, the 8th day of December, 1995 (3rd Amendment), the 8th day of December, 1995 (4th Amendment), the 4th day of March, 1996, the 28th day of August, 1997, the 29th day of October, 1997 and the 2nd day of April, 1998, shall continue to remain in full force and effect as therein written and shall be read and construed together with this instrument.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                    THE TILLES INVESTMENT COMPANY


                                    BY: /S/ ROGER TILLES
                                        --------------------------------



                                    DELTA FUNDING CORPORATION


                                    BY: /S/ MARC E. MILLER, SVP
                                        --------------------------------


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


EXHIBIT 10.12

                           DELTA FINANCIAL CORPORATION
                             2001 STOCK OPTION PLAN

     1. PURPOSE. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by employees and directors of, and consultants to, the Corporation, and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations and by providing such employees, directors and consultants with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will stimulate the efforts of such employees, directors and consultants on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel.

     2. DEFINITIONS. When used in this Plan, unless the context otherwise requires:


     (a) "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation, as constituted at any time.

     (b) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee"shall mean the Committee hereinafter described in Section 3.

     (e) "Corporation" shall mean Delta Financial Corporation, a Delaware corporation.

     (f) "Eligible Persons" shall mean those persons described in Section 4 who are potential recipients of Options.

     (g) "Fair Market Value" on a specified date shall mean the closing price at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if the above is not applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

     (h) "Options" shall mean the Stock Options granted pursuant to this Plan.

     (i) "Plan" shall mean this 2001 Stock Option Plan of Delta Financial Corporation, as adopted by the Board of Directors on April 26, 2001, as such Plan from time to time may be amended.

     (j) "President" shall mean the person who at the time shall be the President of the Corporation.

     (k) "Share" shall mean a share of common stock of the Corporation.

     (l) "Subsidiary" shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary, as herein defined, of the Corporation.

     3. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors which shall consist of two or more directors of the Corporation, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     4. PARTICIPANTS. All employees and directors of, and consultants to, the Corporation or a Subsidiary, as determined by the Committee, shall be eligible to receive Options under the Plan. The parties to whom Options are granted under this Plan, and the number of Shares subject to each such Option, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Employees to whom Options may be granted include employees who are also directors of the Corporation, or a Subsidiary.

     5. SHARES. Subject to the provisions of Section 14 hereof, the Committee may grant Options with respect to an aggregate of up to 1.5 million Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options granted to any individual during the duration of the Plan shall not exceed 1 million Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, however, that with respect to any Option granted to any Eligible Person who is a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled or repriced, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such Eligible Person and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

     6. GRANT OF OPTIONS. The number of any Options to be granted to any Eligible Person shall be determined by the Committee in its sole discretion. At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of Section 422 of the Code, or (b) is not to be treated as an incentive stock option for purposes of this Plan and the Code. No Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Corporation or a Subsidiary.

     Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as (or deemed to be) incentive stock options granted to an employee (and any incentive stock options granted to such employee under any other incentive stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Options with respect to which no designation is made by the Committee shall be deemed to be options which are not incentive stock options. This paragraph shall be applied by taking Options into account in the order in which they are granted.

     Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person.

     The form of an Option shall be determined from time to time by the Committee. A certificate of Option signed by the Chairman of the Board or the President or a Vice President of the Corporation, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation and bearing the seal of the Corporation affixed thereto, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an incentive stock option.

     7. PURCHASE PRICE. The purchase price per Share for the Shares purchased pursuant to the exercise of an Option shall be fixed by the Committee at the time of grant of the Option; provided, however, that the purchase price per Share for the Shares to be purchased pursuant to the exercise of an incentive stock option shall not in any event be less than 100% of the Fair Market Value of a Share on the date of grant of the Option.

     8. DURATION OF OPTIONS. The duration of each Option shall be determined by the Committee at the time of grant; provided, however, that the duration of any Option shall not be more than ten years from the date upon which the Option is granted.

     9. TEN PERCENT STOCKHOLDERS. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns Shares possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

     10. EXERCISE OF OPTIONS. Except as otherwise provided herein, Options, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee at the time of grant, provided, however, that no Options may be exercised in part or in full prior to the approval of the Plan by a majority vote of the stockholders of the Corporation as provided in
Section 19.

     Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any person may, after approval of the plan by the stockholders of the

Corporation as provided in Section 19, be exercised in the following circumstances (but in no event after the expiration of the term of the Option):
(a) if, while the holder is employed by, or serving as a director of or consultant to, the Corporation or a Subsidiary, there occurs a Change in Control and the holder's option provides for such acceleration, or (b) upon the occurrence of such special circumstance or event as in the opinion of the Board of Directors merits special consideration; provided, however, that in the case of an Option held by a member of the Board, such member shall abstain from any determination hereunder to accelerate the exercisability of such Option unless the acceleration applies to all Options then outstanding. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (i) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Exchange Act) ("Person"), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) direct or indirect beneficial ownership of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities (ii) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) all or substantially all of the Corporation's assets, or (iii) during any period of 12 months, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute a majority thereof unless the election, or the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, for purposes of clause (i), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Corporation is not transferred from a Person to another Person; and, for purposes of clause (ii), a Change in Control will not be deemed to occur if the assets of the Corporation are transferred: (A) to a shareholder in exchange for his stock, (B) to an entity in which the Corporation has (directly or indirectly) 50% ownership, or (C) to a Person that has (directly or indirectly) at least 50% ownership of the Corporation with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% ownership.

     An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect ("Exercise Notice"), together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the President or an officer of the Corporation appointed by the President for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any Shares unless the holder has beneficially owned such Shares for at least six months); by a combination of the methods of payment previously described; or by such other method of payment as the Committee in its discretion may permit.

     Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

     Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

     11.   CONSIDERATION   FOR  OPTIONS.   The  Corporation  shall  obtain  such
consideration for the grant of an Option as the Committee in its discretion may determine.

     12. NON-TRANSFERABILITY OF OPTIONS. Options and all other rights thereunder shall be non-transferable or non-assignable by the holder thereof except to the extent that the estate of a deceased holder of an Option may be permitted to exercise them. Options may be exercised or surrendered during the holder's lifetime only by the holder thereof.

     13. TERMINATION OF EMPLOYMENT OR SERVICE. All or any part of any Option, to the extent unexercised, shall terminate immediately, upon the cessation or termination for any reason of the holder's employment by, or service with, the Corporation, the Parent or any Subsidiary, except that the holder shall have until the end of the thirtieth day following the cessation of his employment or service with the Corporation or its Subsidiaries, and no longer, to exercise any unexercised Option that he could have exercised on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if the cessation of employment or service is due to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representative of the estate of a deceased holder shall have the privilege of exercising any unexercised Options which the holder could have exercised at the time of such disability or death or which the Board determines to accelerate pursuant to
Section 10; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and within one year of the holder's disability or death, as the case may be. Notwithstanding any other provision of the Plan, the Board of Directors may in its discretion extend the post-termination exercise period with respect to any individual Option, but in no event beyond the expiration of the original term of such Option. If the employment or service of any holder of an Option with the Corporation or a Subsidiary shall be terminated because of the holder's violation of the duties of such employment or service with the Corporation or a Subsidiary as he may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive) all unexercised Options of such holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and a holder of Options whose employment or service with the Corporation and any Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the termination of his employment or service with the Corporation and Subsidiaries.

     14. ADJUSTMENT PROVISION. If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder.

     Any fractional shares or securities issuable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

     Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

     15. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Option, or may issue stop transfer orders in respect thereof.

     16. INCOME TAX WITHHOLDING. If the Corporation, or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of any Option, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Option.

     17. ADMINISTRATION AND AMENDMENT OF THE PLAN. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Option not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under the Plan or to any individual or change the class of Eligible Persons shall be subject to the approval of the stockholders of the Corporation.

     Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

     The Plan is intended to comply with Rule l6b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     18. NO RIGHT OF EMPLOYMENT OR SERVICE. Nothing contained herein or in an Option shall be construed to confer on any employee, consultant or director any right to be continued in the employ or service of the Corporation or any Subsidiary or derogate from any right of the Corporation and any Subsidiary to retire, request the resignation of or discharge or otherwise cease its service arrangement with any employee, consultant or director (without or with pay), at any time, with or without cause.

     19. EFFECTIVE DATE OF THE PLAN. This Plan is conditioned upon its approval at any special or annual meeting of the stockholders of the Corporation before April 26, 2002 by the vote of the holders of a majority of the stock of the Corporation voting on approval of the Plan at such meeting in person or by proxy (including abstentions to the extent abstentions are counted as voting under applicable State law); except that this Plan is adopted and approved by the Board of Directors effective April 26, 2001 to permit the grant of Options prior to the approval of the Plan by the stockholders of the Corporation as aforesaid. In the event that this Plan is not approved by the stockholders of the Corporation as aforesaid, this Plan and any Options granted hereunder shall be void and of no force or effect.

     20. FINAL ISSUANCE DATE. No Option shall be granted under the Plan on or after April 26, 2011.